UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously announced, on July 23, 2015, Ares Holdings L.P., a Delaware limited partnership (“Ares Holdings”), and Ares Investments L.P., a Delaware limited partnership (“Ares Investments” and, together with Ares Holdings, the “Buyers”), subsidiaries of Ares Management, L.P. (the “Registrant,” “Ares,” “we,” “us,” and “our”), entered into a Business Combination and Merger Agreement (the “Merger Agreement”) with Kayne Anderson Capital Advisors, L.P., a California limited partnership (together with its subsidiaries, “KACALP”), KA Fund Advisors, LLC, a Delaware limited liability company (“KAFA” and, together with KACALP, “Kayne Anderson” or the “KA Parties”), Kayne Anderson Investment Management Inc., a Nevada corporation, each other signatory to the Merger Agreement and David Shladovsky, as representative of the KA Owners (as defined in the Merger Agreement) (such transactions contemplated by the Merger Agreement, the “Transactions”).

On August 13, 2015, the Registrant issued a press release announcing that its indirect subsidiary, Ares Finance Co. II LLC, intends to offer senior notes (the “notes”), subject to market and other conditions (such offering, the “Notes Offering”). The notes will be fully and unconditionally guaranteed on a joint and several basis by Ares Holdings, Ares Domestic Holdings L.P., a Delaware limited partnership, Ares Offshore Holdings L.P., a Cayman Islands exempted limited partnership, Ares Investments, Ares Real Estate Holdings L.P., a Delaware limited partnership, Ares Management LLC, a Delaware limited liability company, Ares Investments Holdings LLC, a Delaware limited liability company, and Ares Finance Co. LLC, a Delaware limited liability company.  The Registrant intends to use the net proceeds from the Notes Offering to, directly or indirectly, partially fund the Transactions.  This may include temporary repayments of borrowings under the Registrant’s credit facility or other indebtedness incurred as part of the overall series of transactions relating to the Transactions.  Pending such use, Ares will hold such proceeds in cash or cash equivalents.  If the Transactions do not close on or before June 30, 2016 or if the Merger Agreement is terminated prior to such date, Ares Finance Co. II LLC will be required to redeem all of the notes at a redemption price equal to 101% of the principal amount of the notes plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the Notes Offering, the Registrant is disclosing certain information regarding the Notes Offering to prospective investors in a confidential preliminary offering memorandum dated August 13, 2015 (the “Preliminary Offering Memorandum”).  The Registrant is including in this Current Report on Form 8-K certain excerpts from the Preliminary Offering Memorandum, which are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, including (i) the audited consolidated statements of financial condition of KACALP as of December 31, 2014 and December 31, 2013 and the consolidated statements of operations, consolidated statements of changes in partners’ capital and redeemable non-controlling interests and consolidated statements of cash flows for each of the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the Independent Auditor’s Report, issued by PricewaterhouseCoopers LLP, dated as of July 23, 2015, (ii) the unaudited interim consolidated statement of financial condition of KACALP as of March 31, 2015 and the consolidated statement of operations, consolidated statement of changes in partners’ capital and redeemable non-controlling interests and consolidated statement of cash flows for the three months ended March 31, 2015 and the notes related thereto, (iii) certain summary financial information and other data with respect to KACALP and (iv) certain risk factors and other information related to the Transactions and the Notes Offering.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.  The information contained in Exhibit 99.5 hereto shall be deemed “filed” for purposes of Section 18 of the Exchange Act and may be incorporated by reference into any filing made under the Securities Act.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or the future performance or financial condition of the Registrant, KACALP or the combined company following the Transactions. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Registrant’s filings with the Securities and Exchange Commission. Ares Management, L.P. undertakes no duty to update any forward-looking statements made herein.

In addition to factors previously disclosed in the Registrant’s filings with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the Transactions are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the Transactions may be required in order to obtain or satisfy such approvals or conditions; delays in closing the Transactions; difficulties, delays or unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address issues related to the Transactions; changes in economic conditions; the timing and success of new business initiatives; competitive conditions; and regulatory conditions.

Item 9.01              Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit Number	Description

99.1	Press Release, dated August 13, 2015

99.2

The audited consolidated statements of financial condition of KACALP as of December 31, 2014 and December 31, 2013 and the consolidated statements of operations, consolidated statements of changes in partners’ capital and redeemable non-controlling interests and consolidated statements of cash flows for each of the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the Independent Auditor’s Report, issued by PricewaterhouseCoopers LLP, dated as of July 23, 2015

99.3

The unaudited interim consolidated statement of financial condition of KACALP as of March 31, 2015 and the consolidated statement of operations, consolidated statement of changes in partners’ capital and redeemable non-controlling interests and consolidated statement of cash flows for the three months ended March 31, 2015 and the notes related thereto

99.4	Certain summary financial information and other data with respect to KACALP

99.5	Certain risk factors and other information related to the Transactions and the Notes Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
By: Ares Management GP LLC, its general partner
Date: August 13, 2015

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Executive Vice President, Chief Legal Officer & Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated August 13, 2015

99.2

The audited consolidated statements of financial condition of KACALP as of December 31, 2014 and December 31, 2013 and the consolidated statements of operations, consolidated statements of changes in partners’ capital and redeemable non-controlling interests and consolidated statements of cash flows for each of the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the Independent Auditor’s Report, issued by PricewaterhouseCoopers LLP, dated as of July 23, 2015

99.3

The unaudited interim consolidated statement of financial condition of KACALP as of March 31, 2015 and the consolidated statement of operations, consolidated statement of changes in partners’ capital and redeemable non-controlling interests and consolidated statement of cash flows for the three months ended March 31, 2015 and the notes related thereto

99.4	Certain summary financial information and other data with respect to KACALP

99.5	Certain risk factors and other information related to the Transactions and the Notes Offering